UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 2, 2015

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 409-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 2, 2015 (the "Closing Date"), Ladenburg Thalmann Financial Services Inc. (the "Registrant") completed its previously announced acquisition (the "Acquisition") of Securities Service Network, Inc. ("SSN") and Renaissance Capital Corporation ("RCC" and, together with SSN, the "Companies"), pursuant to a Stock Purchase Agreement, dated as of September 21, 2014 (the "Purchase Agreement"), by and among the Registrant, the Companies and the shareholders of the Companies (the "Shareholders"). The Purchase Agreement was previously filed with the Commission on November 10, 2014 as Exhibit 2.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and is incorporated herein by reference as though fully set forth herein.

SSN is a leading independent broker-dealer, registered investment advisor and insurance agency based in Knoxville, TN. SSN's President and Chief Executive Officer Wade Wilkinson and the other members of the SSN management team will continue to operate SSN as a stand-alone business from its present headquarters in Knoxville.

Under the terms of the Purchase Agreement, upon the closing of the Acquisition, the Registrant paid the Shareholders approximately $45,000,000, consisting of $25,000,000 principal amount of secured short term promissory notes, bearing interest at 0.41% per annum and payable on the next business day following the Closing Date (the "Short Term Notes") and $20,000,000 principal amount of secured four-year promissory notes, bearing interest at 1.74% per annum and payable in equal quarterly installments of principal and interest (the "Long Term Notes" and, together with the Short Term Notes, the "Notes"), in exchange for all of the issued and outstanding capital stock of the Companies. The outstanding principal and interest under the Short Term Notes was paid in full to the Shareholders on January 5, 2015. The Acquisition consideration is subject to a post-closing adjustment payable in cash based on the aggregate net worth of the Companies as of the Closing Date.

The Notes are secured by a pledge of the shares of SSN and RCC purchased in the Acquisition pursuant to a stock pledge agreement dated as of January 2, 2015 (the "Pledge Agreement"), between the Registrant and Wade Wilkinson and David Michael Coffey, as representatives of Shareholders. The Pledge Agreement contains certain customary affirmative and negative covenants, including, without limitation, a covenant restricting the payment of dividends by SSN and RCC, except for cash dividends consistent with the past dividend practice of SSN and RCC.

The Long Term Notes may be prepaid in full or in part at any time without premium or penalty. The holders may accelerate the Notes upon certain typical events of default, including, but not limited to, any failure to make payment of principal or interest under the Notes when due, any material breach or other material violation under the Pledge Agreement and any failure to pay rent when due under SSN's amended lease agreement. Subject to certain limitations, the Registrant may offset claims for indemnification against amounts otherwise payable under $4,000,000 of the Long Term Notes (such Long Term Notes, the "Cap Notes").

The above descriptions of the Notes, the Purchase Agreement and the Pledge Agreement are qualified by reference to the full text of such agreements either attached hereto or previously filed with the Commission, as applicable, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On January 5, 2015, the Registrant issued a press release announcing the closing of the Acquisition. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" with the Commission nor incorporated by reference in any registration statement filed by us under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K was required to be filed.

(b) Pro forma financial information.
The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No -- Description

4.1 – Form of Non-Negotiable Promissory Note (Cap Note), dated as of January 2, 2015, issued to the former shareholders of Securities Service Network, Inc. and Renaissance Capital Corporation.

4.2 – Form of Non-Negotiable Promissory Note (Balance Note), dated as of January 2, 2015, issued to the former shareholders of Securities Service Network, Inc. and Renaissance Capital Corporation.

4.3 – Form of Short Term Non-Negotiable Promissory Note, dated as of January 2, 2015, issued to the former shareholders of Securities Service Network, Inc. and Renaissance Capital Corporation.

10.1 – Stock Pledge Agreement, dated as of January 2, 2015, between Ladenburg Thalmann Financial Services Inc. and Wade Wilkinson and David Michael Coffey, as representatives of the former shareholders of Securities Service Network, Inc. and Renaissance Capital Corporation.

99.1 – Press Release dated January 5, 2015 issued by Ladenburg Thalmann Financial Services Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

January 6, 2015	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Form of Non-Negotiable Promissory Note (Cap Note), dated as of January 2, 2015, issued to the former shareholders of Securities Service Network, Inc. and Renaissance Capital Corporation.
4.2	Form of Non-Negotiable Promissory Note (Balance Note), dated as of January 2, 2015, issued to the former shareholders of Securities Service Network, Inc. and Renaissance Capital Corporation.
4.3	Form of Short Term Non-Negotiable Promissory Note, dated as of January 2, 2015, issued to the former shareholders of Securities Service Network, Inc. and Renaissance Capital Corporation.
10.1	Stock Pledge Agreement, dated as of January 2, 2015, between Ladenburg Thalmann Financial Services Inc. and Wade Wilkinson and David Michael Coffey, as representatives of the former shareholders of Securities Service Network, Inc. and Renaissance Capital Corporation.
99.1	Press Release dated January 5, 2015 issued by Ladenburg Thalmann Financial Services Inc.